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                                                                    EXHIBIT 10.9

                       ASSIGNMENT OF MANAGEMENT AGREEMENT

     THIS ASSIGNMENT OF MANAGEMENT AGREEMENT (this "ASSIGNMENT") is made and entered into as of April 1, 2002 by and among (i) CENTURY III ASSOCIATES LIMITED PARTNERSHIP (the "GUARANTOR"), a Maryland limited partnership (II) REILLY MORTGAGE CAPITAL CORPORATION (the "LENDER"), a Virginia corporation, and (iii) BRI OP LIMITED PARTNERSHIP (the "MANAGER"), a Delaware limited partnership.

                                    RECITALS:

    A. Guarantor is the owner of a multifamily residential apartment project located in Cockeysville (Baltimore County), Maryland (the "MORTGAGED PROPERTY").

    B. Manager is the managing agent of the Mortgaged Property pursuant to a Management Agreement dated as of April 27, 2000, between Guarantor and Manager (the "MANAGEMENT AGREEMENT").

    C. Lender is about to make a loan to KR5 Acquisition, L.L.C., a Delaware limited liability company ("BORROWER") in the amount of $22,800,000.00 (the "LOAN"). The Loan will be evidenced by a Multifamily Note and will be guaranteed by Guarantor pursuant to a Guaranty, which will be secured by an Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement (the "SECURITY INSTRUMENT") which encumbers the Mortgaged Property.

    D. Guarantor is willing to assign its rights under the Management Agreement to Lender as additional security for the Loan.

    E. Manager is willing to consent to this Assignment and to attorn to Lender upon a default by Borrower or Guarantor under the documents evidencing and relating to the Loan, and perform its obligations under the Management Agreement for Lender, or its successors in interest, or to permit Lender to terminate the Management Agreement without liability.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Guarantor, Lender and Manager agree as follows:

   1. Guarantor hereby transfers, assigns and sets over to Lender, its successors and assigns, all right, title and interest of Guarantor in and to the Management Agreement. Manager hereby consents to the foregoing assignment. The foregoing assignment is being made by Guarantor to Lender as collateral security for the full payment and performance by Guarantor of all of its obligations under the loan documents relating to the Loan to which Guarantor is a party. However, until the occurrence of an Event of Default (as such term is defined in the loan documents evidencing and securing the Loan) Guarantor may exercise all rights as owner of the Mortgaged Property under the Management Agreement, except as otherwise provided in this Assignment. The

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foregoing assignment shall remain in effect as long as the Loan, or any part thereof, remains unpaid, but shall automatically terminate upon the release of the Security Instrument as a lien on the Mortgaged Property.

    2. Guarantor and Manager represent and warrant to Lender that (i) the Management Agreement is unmodified and is in full force and effect, (ii) the Management Agreement is a valid and binding agreement enforceable against the parties in accordance with its terms, and (iii) neither party is in default in performing any of its obligations under the Management Agreement.

    3.     Guarantor hereby covenants with Lender that during the term of this
Assignment: (a) Guarantor shall not transfer the responsibility for management of the Mortgaged Property from Manager to any other person or entity without the prior written consent of Lender; (b) Guarantor shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender; and (c) Guarantor shall give Lender written notice of any notice or information that Guarantor receives which indicates that Manager is terminating the Management Agreement or that Manager is otherwise discontinuing its management of the Mortgaged Property.

    4. Upon receipt by Manager of written notice from Lender that an Event of Default (as that term is defined in the loan documents evidencing and securing the Loan) has occurred and is continuing, Lender shall have the right to exercise all rights as owner of the Mortgaged Property under the Management Agreement.

    5. After the occurrence of an Event of Default, Lender (or its nominee) shall have the right any time thereafter to terminate the Management Agreement, without cause and without liability, by giving written notice to Manager of its election to do so. Lender's notice shall specify the date of termination, which shall not be less than 30 days after the date of such notice.

    6. On the effective date of termination of the Management Agreement, Manager shall turn over to Lender all books and records relating to the Mortgaged Property (copies of which may be retained by Manager, at Manager's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Lender may reasonably require: Manager shall cooperate with Lender in the transfer of management responsibilities to Lender or its designee. A final accounting of unpaid fees (if any) due to Manager under the Management Agreement shall be made within 60 days after the effective date of termination, but Lender shall not have any liability or obligation to Manager for unpaid fees or other amounts payable under the Management Agreement which accrue before Lender (or its nominee) acquires title to the Mortgaged Property, or Lender becomes a mortgagee in possession.

    7. Manager's address for notice is c/o Berkshire Realty Group, One Beacon Street, Boston, Massachusetts 02108. All notices to be given by Lender to Manager shall

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be given in the same manner as notices to Guarantor pursuant to the notice provisions contained in the Security Instrument.

    8. Modifications (if any) to this Assignment are attached on Exhibit A to this Assignment.

    9. This Assignment may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, Guarantor, Lender and Manager have executed this
Assignment as of the day and year first above written.

                                          GUARANTOR:


                                          CENTURY III ASSOCIATES LIMITED
                                             PARTNERSHIP, a Maryland limited
                                             partnership


                                          By: /s/ David C. Quade
                                              -------------------------------
                                              David C. Quade
                                              Vice President

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                                          LENDER:

                                          REILLY MORTGAGE CAPITAL
                                             CORPORATION, a Virginia corporation

                                          By: /s/ Mark E. Gordon
                                              ---------------------------------
                                              Mark E. Gordon
                                              Assistant Vice President

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                                          MANAGER:

                                          BRI OP LIMITED PARTNERSHIP, a
                                             Delaware limited partnership

                                          By: Berkshire Apartments, L.L.C.,
                                              General Partner


                                          By: /s/ David C. Quade
                                              ---------------------------------
                                              Name:
                                              Title:

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                                    EXHIBIT A
               MODIFICATIONS TO ASSIGNMENT OF MANAGEMENT AGREEMENT

The following modifications are made to the text of the Assignment that precedes this Exhibit:

The Assignment is modified by adding a new Section 10 and a new Section 11 as follows:

"10.     Manager agrees that:

                (a) (i) any fees payable to Manager pursuant to the Management Agreement are and shall be subordinated in right of payment, to the extent and in the manner provided in this Assignment, to the prior payment in full of the Indebtedness (as defined in the Security Instrument), and (ii) the Management Agreement is and shall be subject and subordinate in all respects to the liens, terms, covenants and conditions of the Security Instrument and the other loan documents evidencing and securing the Loan and to all advances heretofore made or which may hereafter be made pursuant to the Security Instrument (including all sums advanced for the purposes of (x) protecting or further securing the lien of the Security Instrument, curing defaults by Guarantor under the Security Instrument of for any other purposes expressly permitted by the Security Instrument, or (y) constructing, renovating, repairing, finishing, fixturing or equipping the Mortgaged Property);

                (b) if, by reason of its exercise of any other right or remedy under the Management Agreement, Manager acquires by right of subrogation or otherwise a lien on the Mortgaged Property which (but for this subsection) would be senior to the lien of the Security Instrument, then, in that event, such lien shall be subject and subordinate to the lien of the Security Instrument;

                (c) until Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, Manager shall be entitled to retain for its own account all payments made under or pursuant to the Management Agreement;

                (d) after Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, it will not accept any payment of fees under or pursuant to the Management Agreement without Lender's prior written consent;

                (e) if, after Manager receives notice (or otherwise acquires actual knowledge) of an Event of Default, Manager receives any payment of fees under the Management Agreement, or if Manager receives any other payment or distribution of any kind from Guarantor or from any other person or entity in connection with the Management Agreement which Manager is not permitted by this Assignment to retain for its own account, such payment or other distribution will be received and held in trust for Lender and unless Lender otherwise notifies

                                       A-1
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         Manager, will be promptly remitted, in cash or readily available funds, to Lender, properly endorsed to Lender, to be applied to the principal of, interest on and other amounts due under the loan documents evidencing and securing the Loan in such order and in such manner as Lender shall determine in its sole and absolute discretion. Manager hereby irrevocably designates, makes, constitutes and appoints Lender (and all persons or entities designated by Lender) as Manager's true and lawful attorney in fact with power to endorse the name of Manager upon any checks representing payments referred to in this subsection;

                (f) Manager shall notify (telephonically, followed by written notice) Lender of Manager's receipt from any person or entity other than Guarantor or Borrower of a payment with respect to Guarantor's and Borrower's obligations under the loan documents evidencing and securing the Loan, promptly after Manager obtains knowledge of such payment; and

                (g) during the term of this Assignment Manager win not commence, or join with any other creditor in commencing any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings with respect to Guarantor, without Lender's prior written consent.

11. Guarantor agrees that after Guarantor receives notice (or otherwise has actual knowledge) of an Event of Default, it will not make any payment of fees under or pursuant to the Management Agreement without Lender's prior written consent."


                                          /s/ DCQ
                                          --------------------------------
                                          Guarantor Initials


                                          /s/ MEG
                                          --------------------------------
                                          Lender Initials


                                          /s/ DCQ
                                          ---------------------------------
                                          Manager Initials

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